UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2013

EMPIRE STATE REALTY TRUST, INC.

(Exact name of registrant as specified in its governing instruments)

Maryland	001-36105	37-1645259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Grand Central Place 60 East 42nd Street New York, New York		10165
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 953-0888

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On October 7, 2013, Empire State Realty Trust, Inc. (the “Company”) completed its initial public offering of 82,225,000 shares of its Class A common stock, par value $0.01 per share (the “Class A Common Stock”) at a public offering price of $13.00 per share, which includes the exercise in full of the underwriters’ option to purchase up to 10,725,000 shares of Class A Common Stock (the “Initial Public Offering”). In connection with the Initial Public Offering and certain formation transactions, the Company entered into the following agreements, each dated as of October 7, 2013, except as otherwise noted:

•	Amended and Restated Agreement of Limited Partnership of Empire State Realty OP, L.P., dated October 1, 2013;

•	Registration Rights Agreement among Empire State Realty Trust, Inc. and the persons named therein;

•	Tax Protection Agreement among Empire State Realty Trust, Inc., Empire State Realty OP, L.P., and the parties named therein;

•	Indemnification Agreement among Empire State Realty Trust, Inc. and Peter L. Malkin;

•	Indemnification Agreement among Empire State Realty Trust, Inc. and Anthony E. Malkin;

•	Indemnification Agreement among Empire State Realty Trust, Inc. and David A. Karp;

•	Indemnification Agreement among Empire State Realty Trust, Inc. and Thomas P. Durels;

•	Indemnification Agreement among Empire State Realty Trust, Inc. and Thomas N. Keltner, Jr.;

•	Indemnification Agreement among Empire State Realty Trust, Inc. and William H. Berkman;

•	Indemnification Agreement among Empire State Realty Trust, Inc. and Alice M. Connell;

•	Indemnification Agreement among Empire State Realty Trust, Inc. and Thomas J. DeRosa;

•	Indemnification Agreement among Empire State Realty Trust, Inc. and Steven J. Gilbert;

•	Indemnification Agreement among Empire State Realty Trust, Inc. and S. Michael Giliberto;

•	Indemnification Agreement among Empire State Realty Trust, Inc. and Lawrence E. Golub;

•	Employment Agreement between Empire State Realty Trust, Inc. and Anthony E. Malkin;

•	Change in Control Severance Agreement between Empire State Realty Trust, Inc. and David A. Karp;

•	Change in Control Severance Agreement between Empire State Realty Trust, Inc. and Thomas N. Keltner, Jr.; and

•	Change in Control Severance Agreement between Empire State Realty Trust, Inc. and Thomas P. Durels.

For a description of these agreements, see the Company’s registration statement on Form S-11 originally filed by the Company with the Securities and Exchange Commission on February 13, 2012 (Registration No. 333-179485), as amended (“Registration Statement”), including any form of prospectus contained therein filed by the Company pursuant to Rule 424 under the Securities Act of 1933, as amended.

The information set forth in Item 2.03 is incorporated herein by reference.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Concurrently with the closing of the Initial Public Offering, on October 7, 2013, the Company entered into a Secured Revolving and Term Credit Facility among the Company, Empire State Realty OP, L.P., ESRT Empire State Building, L.L.C., the subsidiaries of Empire State Realty OP, L.P. from time to time party thereto, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs Bank USA and the other lenders party thereto. For a description of the Secured Revolving and Term Credit Facility, see the Company’s Registration Statement, including any form of prospectus contained therein filed by the Company pursuant to Rule 424 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY TRUST, INC.

October 7, 2013	By:	/s/ David A. Karp
Name: David A. Karp
Title: Executive Vice President, Chief Financial Officer and Treasurer